UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 17, 2008

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On March 17, 2008, Kimberly-Clark Corporation (the “Corporation”) entered into an Agreement with
Steven R. Kalmanson (the “Agreement”). The effective date of Mr. Kalmanson’s retirement will be January 1, 2009.

Under the Agreement, Mr. Kalmanson will serve as an Executive Vice President of the Corporation from April 1, 2008 until December 31, 2008. In his new role, Mr. Kalmanson will work full time through June 30, 2008, and will work part time from July 1, 2008 through December 31, 2008. Commencing July 1, 2008, Mr. Kalmanson’s salary will be reduced by 50% to reflect his reduced responsibilities at that time. In addition, Mr. Kalmanson will be eligible for a prorated portion of any year 2008 award he would otherwise be provided under the terms of the Corporation’s Executive Officer Achievement Award Program, previously filed as Exhibit (10)d to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002.

Upon his retirement, Mr. Kalmanson will be eligible for severance benefits under the Corporation’s Global Business Plan Severance Pay Plan, as amended and restated, previously filed as Exhibit (10)p to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Plan”). In accordance with the terms of the Plan, Mr. Kalmanson has indicated that he intends to elect to receive an unreduced pension benefit plus $10,000 in lieu of the other severance benefits provided in that Plan. In addition, the Corporation will pay for the first six months of medical benefits under COBRA.

Following his retirement, Mr. Kalmanson will remain available to consult with the Corporation for two years following his retirement (the “Consulting Period”). Mr. Kalmanson will be paid a total fee of $400,000 over the Consulting Period. During the Consulting Period, Mr. Kalmanson is prohibited from competing against the Corporation or soliciting its employees to work for a competitor. Mr. Kalmanson has also agreed that he will not disclose the Corporation’s confidential information or disparage the Corporation. In addition, the Agreement provides for Mr. Kalmanson’s release of the Corporation from legal claims.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit (10)q Agreement between Kimberly-Clark Corporation and Steven R. Kalmanson, dated March 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: March 21, 2008	By:	/s/ Timothy C. Everett
Timothy C. Everett
Vice President and Secretary

EXHIBIT INDEX

(10)q	Agreement between Kimberly-Clark Corporation and Steven R. Kalmanson, dated March 17, 2008.